SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2013

HOPFED BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-23667	61-1322555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4155 Lafayette Road, Hopkinsville, Kentucky 42240

(Address of Principal Executive Offices)

(270) 885-1171

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 5, 2013, HopFed Bancorp, Inc. (the “Company”), the holding company for Heritage Bank (the “Bank”), announced that effective June 5, 2013, Heritage Bank converted its charter from a federal savings bank to a Kentucky-chartered commercial bank, and changed its corporate title to “Heritage Bank USA, Inc.” In connection with the Bank’s charter conversion, the Company received approval from the Board of Governors of the Federal Reserve System to convert from a savings and loan holding company to a bank holding company. The Company issued a press release on June 5, 2013, announcing the completion of the conversion, a copy which is filed as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1	Press Release dated June 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOPFED BANCORP, INC.

Dated: June 5, 2013	By:	/s/ John E. Peck
John E. Peck
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated June 5, 2013.